SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549


                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  August 17, 2000
              (Date of earliest event reported)

                    UNITED AIR LINES, INC.
     (Exact name of registrant as specified in its charter)


          Delaware               33-21220        36-2675206
(State or other jurisdiction    (Commission     (I.R.S. Employer
    of incorporation)            File Number)    Identification No.)


   1200 Algonquin Road, Elk Grove Township, Illinois      60007
     (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code: (847) 700-4000


                           Not Applicable
    (Former name or former address, if changed since last report)




ITEM 5.             OTHER EVENTS.

     United Air Lines, Inc. (the "Company") is filing herewith a press release issued by the Company as Exhibit
99.1 which is incorporated herein by reference.


ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.         Description

     99.1           Press Release


SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITED AIR LINES, INC.


                                  By:   /s/ Douglas A. Hacker
                                        ======================
                                  Name:     Douglas A. Hacker
                                  Title:    Executive Vice President -
                                            Finance and Planning, and
                                            Chief Financial Officer
                                           (principal financial officer)


                                  By:  /s/ M. Lynn Hughitt
                                       ===================
                                  Name:     M. Lynn Hughitt
                                  Title:    Vice President and Controller
                                           (principal accounting officer)


Dated:    August 16, 2000